                                  EXHIBIT 10.5
                           INTERIM SERVICES AGREEMENT

This Interim Services Agreement (this "Agreement") is executed this 19th day of October, 1995, effective August 15, 1995, by and between James Mitchell & Co., a California corporation ("JMC"), Barnett Banks, Inc., a Florida corporation ("Barnett"), and Barnett Banks Trust Company, N.A., as Trustee ("Trustee") under that certain Trust Agreement ("Trust Agreement"), dated as of August 1, 1990, as amended, by and between Trustee and JMC as Trustor of the Trust thereby established.

                                R E C I T A L S:
                                ----------------

On August 1, 1990, the parties hereto entered into that certain Services Agreement (as amended and restated effective December 9, 1994, the "Services Agreement"), pursuant to which JMC and its Subsidiaries agreed to provide certain services to the Trust, Trustee and Barnett. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Services Agreement.

Barnett and JMC have agreed to terminate the Services Agreement pursuant to the Termination and Assignment Agreement, dated the date hereof, among the parties hereto (the "Termination Agreement"). For a period of time following termination of the Services Agreement, JMC has agreed to provide certain interim services to the Trust, Trustee and Barnett, subject to the terms and conditions provided herein.

NOW THEREFORE, in consideration of the premises and mutual covenants and undertakings hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1. JMC SERVICES.  JMC will provide administrative support services to
           ------------
Barnett during an interim period commencing August 15, 1995 and ending October 27, 1995 (the "Transition Period"). Except as otherwise outlined herein, these services will be provided in a manner consistent with the performance standards set forth in Sections I.A. and I.B. of Schedule C to the Services Agreement.

The administrative support services shall consist of:

     a.  New Business Processing.  Processing of annuity sales made by Barnett
         -----------------------
personnel according to written procedures agreed to by JMC and Barnett. It is understood and agreed that JMC will process annuity sales for only those products previously sold by JMC pursuant to the Services Agreement as listed on Schedule A attached hereto ("JMC Products").

     b.  Add-on Business Processing.  JMC will process additional premiums added
         --------------------------
to JMC Products by Barnett's customers who became participants in the Tax Advantage Program prior to August 15, 1995 ("Tax Advantage Customers") in a manner consistent with past practice and the performance standards set forth in Sections I.A. and I.B. of Schedule C to the Services Agreement.

     c.  Customer Service.  Handling routine customer service requests for Tax
         ----------------
Advantage Customers and customers who purchase JMC Products during the Transition Period, including processing surrenders, change of address requests, change of beneficiary forms, annuitizations, death claims and other distributions, and providing other forms of customer assistance that do not involve rendering investment advice.

     d.  Training.  Assisting in the on-the-job training of any Barnett
         --------
employees who will provide customer service and perform business processing functions after the Transition Period. All training shall be provided by the Barnett employees' nearest counterpart in the JMC organization. The business processing training will consist of hands-on sessions with JMC's existing San Diego-based administrative assistants concerning the details of processing business with the providers of JMC Products. The customer service training will consist of hands-on sessions with JMC's existing Tampa-based Divisional Operations Manager and customer service representatives, as the case may be, concerning the details of processing customer service requests with the providers of JMC Products. JMC is under no obligation to provide proprietary manuals, forms, or systems used in such service, processing or training, written training materials or any formalized training program. Barnett will be responsible for product and technical skills training. Customer service training shall take place at JMC's Tampa Service Center and business processing training will take place at JMC's corporate offices in San Diego. Barnett shall pay all out-of-pocket expenses incurred for such training.

     e.  Reporting.  During the Transition Period, JMC will continue to provide
         ---------
Barnett with any production, performance, customer reporting and electronic data files previously provided under the Services Agreement. Such reports and files will be delivered through the reporting period ended October 31, 1995. JMC will also deliver to Barnett on October 27, 1995 an electronic data file of all information concerning Tax Advantage Customers in JMC's possession.

     SECTION 2.   BARNETT'S RESPONSIBILITIES.  During the Transition Period,
                  --------------------------
Barnett will assume the following responsibilities relative to the processing of annuity sales of JMC Products:

     a.  Documentation.  Barnett's annuity sales personnel will be responsible
         -------------
for providing JMC with complete and accurate documentation of sales sufficient for processing. In the event any documentation provided to JMC is illegible, JMC will contact Barnett's Jacksonville Investment Services Center ("ISC") for clarification. The ISC will coordinate with the appropriate Barnett area manager to obtain 48-hour resolution of the problem. Documentation which is incomplete will be returned immediately to the ISC for completion. No sale will be processed by JMC until legible and complete documentation has been provided by Barnett to

JMC. In addition, the performance standards referenced in Section 1 hereof will relate only to processable business.

     b.  Suitability.  Barnett shall be responsible for reviewing the
         -----------
suitability of each and every sales transaction delivered to JMC for processing. JMC will not verify the suitability of any transaction.

     c.  Licensing.  Barnett shall provide JMC with a list of the names of each
         ---------
Barnett sales representative who will be selling JMC Products during the Transition Period. This list shall be updated as necessary to ensure its accuracy at all times. The list shall contain the following additional information:

          i) the states in which each representative is licensed to sell annuity products;

          ii) the representative's agent number with each of the Provider Companies; and

          iii) the representative's identification number with Barnett.

JMC shall rely on this list when processing sales transactions and, other than consulting the list to ensure that the list indicates that the representative is appropriately licensed, JMC will not verify any representative's authority to make any sale JMC processes. JMC will not process any sale unless the list indicates that the selling representative is appropriately licensed.

     d.   Cash Control.  Barnett will be responsible for all cashiering
          ------------
functions associated with sales of JMC Products during the Transition Period, including, without limitation, cash balancing and transmitting funds to the Provider Companies.

     SECTION 3.  TERMINATION.
                 -----------

     a. Upon termination of the Transition Period, Barnett or its designee will assume all of JMC's rights, duties and obligations as Trustor under the Trust Agreement, and as recordkeeping agent and Agent for the Trust created thereby pursuant to the Services Agreement and the Trust Agreement and JMC will cease to have any responsibilities thereunder. At that time, JMC will make its hard copy original customer files maintained in its Tampa Service Center available to Barnett for delivery at JMC's Tampa Service Center.

     b. Upon termination of the Transition Period, Barnett or its designee will assume all of JMC's duties and responsibilities under this Agreement, including without limitation, providing ongoing customer service to all Tax Advantage Customers.

     c. Upon termination of the Transition Period, Barnett will assume the current customer service 800-number utilized in JMC's Tampa Service Center. Barnett will promptly pay or reimburse JMC for all costs associated with transferring the number.

     SECTION 4.  TRANSITION PAYMENTS.
                 -------------------

     On August 15, 1995, Barnett will pay JMC a lump sum transition fee of $300,000 (the "Transition Fee"). In addition to the lump sum payment, Barnett will pay JMC a monthly service fee during the Transition Period. For the month of August, the service fee will be $47,600. The service fee for September and October will be $95,300 per month. All monthly payments shall be due and payable in advance on the first business day of the month.

     SECTION 5.  COMPLIANCE WITH LAWS.
                 --------------------

     a. JMC hereby agrees to comply with any and all applicable laws, rules and regulations of any state or federal government, or any department, division, office or agency of any of them, with respect to the performance of the services described herein.

     b. Barnett hereby agrees to comply with any and all applicable laws, rules and regulations of any state or federal government, or any department, division, office or agency of any of them, or of any self-regulatory organization with jurisdiction over Barnett or its affiliates in connection with its sales of annuities during the Transition Period.

     SECTION 6.  MISCELLANEOUS.
                 -------------

     a. During the Transition Period and for a period of three years thereafter the termination thereof, JMC agrees that it will not, nor will any of its Subsidiaries or affiliates, or any current officer, director, agent or employee of any of them, knowingly solicit Tax Advantage Customers for the sale of annuities or similar investment products.

     b. This Agreement may not be changed orally, but only by agreement in writing signed by the parties hereto. Any provision of this Agreement can be waived, amended, supplemented or modified only by written agreement of the parties hereto.

     c. This Agreement has been negotiated fully and fairly between the parties. If this Agreement becomes the subject of interpretation by a court of law or equity or other third party, this Agreement shall not be construed either against, or in favor of, JMC, Barnett or Trustee, by virtue of one of the parties being deemed the draftsman of this Agreement.

     d. This Agreement is governed by, and shall be construed and enforced in accordance with, the laws of the State of Florida, except such laws that would render this choice of laws ineffective.

     e. All notices that are required or may be given pursuant to this Agreement shall be in writing and shall be sufficient in all respects if delivered or mailed by registered or certified mail postage prepaid, or if sent by telex or telefax (in each as promptly confirmed by registered or certified mail postage prepaid), or by overnight courier, addressed as follows:

          If to Barnett:  BARNETT SECURITIES, INC.
                          9000 Southside Blvd.
                          Jacksonville, Florida  32256
                          Attn:  President
                          Telecopy number: (904) 464-3798

          If to Trustee:  BARNETT BANKS TRUST COMPANY, N.A.
                          9000 Southside Blvd.
                          Jacksonville, Florida  32256
                          Attn:  President
                          Telecopy number: (904) 464-2299

          If to JMC:      JAMES MITCHELL & CO.
                          9710 Scranton Rd., Ste. 100
                          San Diego, California  92121
                          Attn:  James K. Mitchell, Chairman and
                                 Chief Executive Officer
                          Telecopy number:  (619) 450-9102

     f. This Agreement, together with the Termination Agreement, evidence the entire agreement of the parties hereto with respect to the subject matter hereof. The terms and conditions of this Agreement and the Termination Agreement shall supersede the terms and conditions of the letter of understanding, dated August 15, 1995, and shall operate to terminate such letter in accordance with Section 7.A. thereof.

     This Agreement has been executed by the parties hereto as of the date first above written.


                              JAMES MITCHELL & CO.



                           By:  /s/James K. Mitchell
                                --------------------
                              James K. Mitchell, Chairman and Chief Executive
                                Officer



                              BARNETT BANKS TRUST COMPANY, N.A.



                           By:  /s/Patricia A. Clemens
                                ----------------------
                              Authorized Officer



                              BARNETT BANKS, INC.



                           By:  /s/Richard H. Jones
                                -------------------
                              Authorized Officer

                                  SCHEDULE A
                                  BARNETT BANK
                             TAX ADVANTAGE PROGRAM
                         PROVIDER COMPANY/PRODUCTS SOLD
                               10/1/90 - 8/31/95

          PROVIDER                   JMC           PROV. CO.         POLICY
           COMPANY               PRODUCT NAME    PRODUCT NAME        FORM #
===============================================================================
ALLIANZ LIFE INSURANCE          Tax Advantage    Single          Form #L40011
 COMPANY OF NORTH AMERICA       Income Plan      Premium         (8/92)
This product was originally     (later           Immediate       Instant
 sold on NALAC paper with       "Annuity"        Annuity         Form #L30136
 the same Policy Form           instead of                       Standard
 #L30136 Standard Issue only    "Plan")
===============================================================================
FIRST PENN-PACIFIC LIFE         Tax Advantage    Single          Form
 INSURANCE COMPANY              Single           Premium Life    #L-1541AA
                                Premium Life     Policy          (3/87)
===============================================================================
KEYPORT LIFE INSURANCE          Tax Advantage    Single          Form #SPIA
 COMPANY                        Immediate        Premium
                                Annuity          Immediate
                                                 Annuity
===============================================================================
                                Tax Advantage    Single          Form #SPDA (3)
                                Growth Annuity   Premium         Form #SPDA
                                                 Deferred        (10)S
                                                 Annuity         Form #SPDA
                                                                 (10)I
===============================================================================
LIFE INSURANCE COMPANY OF       Tax Advantage    Flexible        Form #P1098A
 VIRGINIA                       Flexible         Premium         8/87
                                Annuity          Variable        Form #P1140
                                                 Deferred        10/90
                                                 Annuity
===============================================================================
                                Tax Advantage    Flexible        Form #P1855
                                Growth Annuity   Premium         6/90
                                                 Deferred        Form #P1857
                                                 Annuity         8/92
                                                                 Instant
                                                                 Form # P18575S
                                                                 Standard
===============================================================================
TRANSAMERICA LIFE INSURANCE     Tax Advantage    Flexible        Form #4-597
 ANNUITY COMPANY                Growth Annuity   Premium         11-192
                                                 Deferred
                                                 Annuity
===============================================================================
WESTERN-SOUTHERN LIFE           Tax Advantage    Flexible        Form
 ASSURANCE COMPANY              Growth Annuity   Premium         #9202-5510 WSA
                                                 Deferred        Form
                                                 Annuity         #9301-5510 WSA
===============================================================================